UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 6, 2020

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting (the "Annual Meeting") of Shareholders of STRATTEC SECURITY CORPORATION (the "Company") was held on October 6, 2020.  A total of 3,859,569 shares of the Company's Common Stock, par value $0.01 per share, were eligible and entitled to vote at the Annual Meeting and a total of 3,014,431 shares of the Company's Common Stock were represented at the Annual Meeting.  The matters voted on at the Annual Meeting were as follows:

1.	Proposal 1: Election of Directors:

The following individuals, each of whom was nominated for election to the Board of Directors, was elected by the shareholders at the Annual Meeting for a term of three years expiring at the 2023 Annual Meeting of shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Koss	2,710,695	303,736	0
David R. Zimmer	2,720,756	293,675	0

The nomination of the above listed directors were made by the Board of Directors and no other nominations were made by any shareholder. Each of Mr. Koss and Mr. Zimmer was completing a three year term as a member of the Board of Directors at the date of the Annual Meeting.

The terms of the following directors continued after the Annual Meeting: Harold M. Stratton II (until the 2021 Annual Meeting of Shareholders); Thomas W. Florsheim, Jr. (until the 2021 Annual Meeting of Shareholders); and Frank J. Krejci (until the 2022 Annual Meeting of Shareholders).

2.	Proposal 2: Ratification and approval of the Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan:

The shareholders voted at the Annual Meeting in favor of the ratification and approval of the Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan as disclosed in the Proxy Statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,466,306	540,414	7,711	0

3.	Proposal 3: Advisory (non-binding) vote on the executive compensation awarded to the Company's named executive officers:

The shareholders voted at the Annual Meeting in favor of the compensation of the Company's named executive officers as disclosed in the Proxy Statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,893,670	110,233	10,528	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: October 7, 2020
	By:	/s/ Patrick J. Hansen
Patrick J. Hansen, Senior Vice President and
Chief Financial Officer